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               FIRST AMENDMENT TO THE PROTECTIVE LIFE CORPORATION
                          1992 PERFORMANCE SHARE PLAN

    On November 7, 1994, the Protective Life Corporation Board of Directors (the "Board") ratified and approved the action taken by the Compensation and Management Succession Committee on August 22, 1994, acting pursuant to the delegated authority by the Board to amend the Protective Life Corporation 1992 Performance Share Plan as follows:

    1. The last sentence of Section 5(c) which read, "However, the Committee may not provide for payment of greater than 125% of the number of Performance Shares awarded" was deleted in its entirety.

    2. A sentence was added to the end of Section 5(a) which reads, "Moreover, no Employee may receive in the aggregate more than 187,500 shares of Common Stock in payment of Awards made under this Plan."

    Except as hereby amended, the Protective Life Corporation 1992 Performance Share Plan shall remain in full force and effect as written.

    IN WITNESS WHEREOF, the corporation has caused its corporate seal to be hereunto affixed and this First Amendment to the Protective Life Corporation 1992 Performance Share Plan to be signed by Drayton Nabers, Jr., as its Chairman of the Board, President and Chief Executive Officer, and John K. Wright, as its Secretary, hereby declaring and certifying that this First Amendment to the Protective Life Corporation 1992 Performance Share Plan was duly adopted by the Board of Directors at a regular meeting held on the 7th day of November, 1994, to be effective as of August 22, 1994.

                                          /s/ Drayton Nabers, Jr.

                                          --------------------------------------
                                          Drayton Nabers, Jr.
                                          Chairman of the Board, President
                                          and Chief Executive Officer

ATTEST:

/s/ John K. Wright
--------------------------------------
John K. Wright
Secretary

(CORPORATE SEAL)